SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
CURRENT REPORT
(Amendment No. 1)

Pursuant to Section 13 or 5(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  July 14, 2010

RESOURCE HOLDINGS, INC.
(Exact name of registrant as specified in Charter)

Nevada	000-53334	26-2809162
(State of incorporation)	(Commission File No.)	(IRS Employee Identification No.)

11753 Willard Avenue
Tustin, CA  92782
(Address of Principal Executive Offices)

(714) 832-3249
(Issuer Telephone number)

N/A
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 EXPLANATORY NOTE

The purpose of this Amendment No. 1 on Form 8-K/A to Resource Holdings, Inc’s (formerly SMSA El Paso II Acquisition Corp.) Current Report  on Form 8-K dated July 14, 2010, and filed with the Securities and Exchange Commission on July 19, 2010 (the “initial filing”), is solely to amend the initial filing to include additional disclosures pertaining to when and how Resource Holdings, Inc. was advised that its former accountant was planning to withdraw its audit opinion for  the fiscal year ended December 31, 2009.

ITEM 4.01	CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT.

On June 15, 2010, Resource Holdings, Inc. (formerly SMSA El Paso II Acquisition Corp., the “Company”) received notification from S.W. Hatfield, CPA (“Hatfield”) of its resignation as the Company’s independent registered public accounting firm. The resignation of Hatfield was not sought or recommended by the board of directors of the Company.  The Company previously disclosed the resignation of Hatfield on its Current Report on Form 8-K, filed with the Securities and Exchange Commission ( the “SEC”) on  June 21, 2010

Hatfield’s reports on the Company’s consolidated financial statements for each of the years ended December 31, 2009 and 2008 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles, except that its reports for such years contained going concern qualifications because the Company had no sustainable operations or assets as of the date of such reports.

Except as provided in this Current Report on Form 8-K, during the years ended December 31, 2009 and 2008, and through June 14, 2010, there were no disagreements between the Company and Hatfield on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Hatfield’s satisfaction, would have caused Hatfield to make reference thereto in its reports on the consolidated financial statements of the Company for such years.

On June 15, 2010, Hatfield advised the Company that it was resigning because it had submitted a list of comments and questions to the Company relating to the Company’s interim financial statements for the quarter ended March 31, 2010 and the draft of the Company’s Form 10-Q for such period and the Company filed the Form 10-Q prior to the completion of Hatfield’s review of the financial statements and without providing Hatfield with the requested information. Management of the Company believes that they provided substantially all of the information that Hatfield requested and that it was their understanding that Hatfield’s review of the financial statements was complete at the time the Form 10-Q was filed. Moreover management believes that any discrepancies between Hatfield’s comments and the disclosures contained in the filed Form 10-Q were not material. After receipt of the resignation letter a member of the board of directors of the Company discussed the disagreement and the other matters set forth herein with Hatfield and the board of directors authorized Hatfield to respond fully to the inquiries, if any, of the Company’s successor accountant, when appointed, concerning the subject matter of the disagreement.

In addition, on June 28, 2010, Hatfield,  informed  management of the Company that an invoice for  approximately $106,000 in legal expenses should have been accrued by the Company as of the fiscal year ended December 31, 2009 and that this amount represented a material amount for the Company’s financial statements at  December 31, 2009, and accordingly the Form 10-K filed for those financial statements is  materially deficient.  Hatfield also advised the management of the Company that  it was planning to withdraw its audit opinion, and that the financial statements for fiscal year ended December 31, 2009 should not be relied upon.

On July 15, 2010, the Company received a letter from the SEC informing it that Hatfield had in fact withdrawn its audit opinion dated April 7, 2010, regarding the financial statements of the Company for the fiscal year ended December 31, 2009.  The reason provided by Hatfield to the SEC for the withdrawal of the opinion was that the Company understated certain legal expenses and accrued liabilities for the fiscal year 2009 and therefore Hatfield claimed that it could no longer rely on the representations of the Company’s management and was unwilling to be associated with the financial statements prepared by management.  As noted above, management of the Company has had oral discussions with Hatfield regarding this matter and upon subsequent internal review, management has determined that $106,694 of legal expenses had not been accrued in 2009 as required and should have been allocated to the fourth quarter of 2009 rather than  to the first quarter of 2010.  In addition, based upon Hatfield’s prior recommendation, the Company will also revise the characterization of its current operations in the financial statements in its Form 10-Q for the fiscal quarter  ended March 31, 2010 to clarify that although the Company is no longer a shell company, it remains a development stage company with limited operations rather than a fully functional operating business.

Except as provided in this Current Report on Form 8-K, no other  reportable events described in Item 304(a)(1)(v) of Regulation S-K occurred during the years ended December 31, 2009 and 2008, or through June 14, 2010.

On July 14, 2010, the Company  engaged Child, Van Wagoner & Bradshaw, PLLC (“CVW&B”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2010 to replace Hatfield.  The engagement of CVW&B was approved by the board of directors of the Company on July 14, 2010 and is effective as of such date.

As a result of the resignation of Hatfield and the withdrawal of its audit opinion with respect to the Company’s 2009 financial statements, CVW&B will review the Company’s Form 10-Q for the fiscal quarter ended March 31, 2010 filed with the SEC on May 17, 2010 and the Company’s Form 10-K for the fiscal year ended December 31, 2009 filed with the SEC on April 12, 2010, and will audit the 2009 financial statements to be included in an amended Form 10-K for 2009.

During the Company’s two most recent fiscal years, and in the subsequent interim period though July 13, 2010, neither the Company nor anyone on its behalf consulted with CVW&B regarding (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s financial statements, and CVW&B did not provide either a written report or oral advice to the Company that was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions, or a reportable event, as defined in Item 304(a)(1)(v) of Regulation S-K.

ITEM 4.02	NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT REPORT OR COMPLETED INTERIM AUDIT REPORT.

The required disclosures for Item 4.02  are hereby incorporated by references from Item 4.01 of this Current Report on Form 8-K.

On July 15, 2010, the board of directors of the Company determined that (1) based on the withdrawal of Hatfield’s audit opinion with respect to the Company’s financial statements for the year ended December 31, 2009 and the proposed changes to such financial statements, the financial statements could no longer be relied upon and (2) based on the proposed changes to the financial statements for the quarter ended March 31, 2010 such financial statements could no longer be relied upon.  Prior to the filing of this Current Report on Form 8-K, Jeff Hanks, a member of the board and the Chief Financial Officer of the Company, discussed the matters required to be disclosed pursuant to  Item 4.02(a) of Form 8-K with CVW&B and the matters required to be disclosed pursuant to Item 4.02(b) with Hatfield.

The Company intends to revise its prior financial statements, and file an amended Annual Report on Form 10-K for the year ended December 31, 2009, and an amended Quarterly Report on Form 10-Q for the period ended March 31, 2010 to incorporate the changes discussed in Item 4.01 above as soon as practicable.

The Company has furnished Hatfield with a copy of the disclosures contained in Items 4.01 and 4.02 of this Current Report on Form 8-K and requested that Hatfield furnish it with a letter addressed to the SEC, stating whether it agrees with the statements made by the Company herein and, if not, stating the respects in which it does not agree.  A copy of the letter is filed as Exhibit 16.1 to this Current Report on Form 8-K.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits

Exhibit No.	Description

16.1	Letter from S.W. Hatfield, CPA to the Securities and Exchange Commission, dated July 24 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Resource Holdings, Inc.

By:	/s/ Michael Campbell
Michael Campbell
Chief Executive Officer and President

Dated:  July 26, 2010